Star Equity Holdings

Common Stock: Nasdaq: STRR

Series A 10% Preferred Stock: Nasdaq: STRRP

A Diversified Holding Company

Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases



Investor Presentation

October 2025





www.starequity.com

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, (1) global economic fluctuations, (2) the Company's ability to successfully achieve its strategic initiatives, (3) risks related to potential acquisitions or dispositions of businesses by the Company, (4) unexpected costs, charges or expenses resulting from the Merger, (5) potential adverse reactions or changes to business relationships resulting from the completion of the Merger, (6) risks related to the inability of the combined company to successfully operate as a combined business, (7) risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results, (8) risks related to fluctuations in the Company's operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates, (9) the loss of or material reduction in our business with any of the Company's largest customers, (10) the ability of clients to terminate their relationship with the Company at any time, (11) competition in the Company's markets, (12) the negative cash flows and operating losses that may recur in the future, (13) risks relating to how future credit facilities may affect or restrict our operating flexibility, (14) risks associated with the Company's investment strategy, (15) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (16) the Company's dependence on key management personnel, (17) the Company's ability to attract and retain highly skilled professionals, management, and advisors, (18) the Company's ability to collect accounts receivable, (19) the Company's ability to maintain costs at an acceptable level, (20) the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (21) risks related to providing uninterrupted service to clients, (22) the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company's business reorganization initiatives, and limits on related insurance coverage, (23) the Company's ability to utilize net operating loss carryforwards, (24) volatility of the Company's stock price, (25) the impact of government regulations and deregulation efforts, (26) restrictions imposed by blocking arrangements, (27) risks related to the use of new and evolving technologies, (28) the adverse impacts of cybersecurity threats and attacks and (29) those risks set forth in "Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2024." Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission ("SEC"). These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation reflects management's views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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Executive Summary

Star Equity Holdings, Inc. ("Star" or "STRR") is well positioned to grow value per share via:

Business Expansion

1. **Organic growth** ($15M 2026E [(1)] Adj. EBITDA → $40M by 2030 [(2)])
   i. Recent **new business wins** have created strong backlog
2. **Targeted acquisitions** of private and/or public companies using cash, debt, and preferred stock
3. **Activist investments** in microcaps that could be acquisition targets for Star or a strategic buyer

Capital Utilization & Asset Monetization

1. Preference for **using non-convertible preferred stock** for acquisitions rather than common stock
2. Eventual monetization of approx. **$20M of non-cash generating assets** (real estate & investments)
3. **Opportunistic share repurchases** (over $10M since 2020); including recent ~8% block purchase

Characteristics of Star's operating businesses and acquisition targets:

1. Low maintenance capex / asset-lite business models
2. Significant organic growth opportunities / growing industries
3. B2B > B2C
4. Fragmented markets / availability of bolt-on acquisition targets
5. Excellent local operating management teams
6. Owner mentality

[(1)] Based on Bloomberg consensus estimates.
[(2)] We expect our revenue to grow 10-15% per year on average over the next 5 years and Adj. EBITDA to grow faster than that rate, excluding acquisitions.

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Financial and Valuation Highlights

Pro forma Financial Highlights [(1)]

$255M 2026E Revenue	**$15M** 2026E Adj. EBITDA
$1.61 2026E Adj. EPS	**$240M** NOLs as of 12/31/2024

We believe STRR, as a stock, is cheap on any measure [(1)]:

Levered Metrics (i.e., Based on Equity Value)

- Price/Earnings: 6.9x
- Price/Book [(2)]: 0.7x
- FCF Yield: 12.5%

Unlevered Metrics (i.e., Based on EV)

	EV Calculation A [(3)]:	EV Calculation B [(4)]:
EV/EBITDA	3.5x	0.3x
EV/Revenue	0.2x	0.0x

[(1)] Figures are 2026E and based on Bloomberg consensus estimates. Stock price as of 10/10/2025.
[(2)] Book value of common equity as of YE2025 (i.e., net of preferred stock at liquidation preference) based on Bloomberg consensus estimates.
[(3)] Excluding operating leases.
[(4)] EV calculation excludes operating leases, preferred stock, owned real estate, and investments. EBITDA calculation includes cost of operating leases, excludes income from real estate and investments, and subtracts dividends paid on preferred stock.

Star Equity Holdings
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Capital Structure & Valuation Metrics

Capital Structure

Cash [1] [2]	$27.7 M
Real Estate [2] [3]	$10.0 M
Public Investments [2]	$2.0 M
Private Investments [2]	$10.3 M
Total Debt on Operating Businesses [2] [4]	$14.3 M
Cash less Debt ("Net Cash") [2]	$13.4 M
Preferred Stock [2] [5]	$26.9 M
Common Shares Outstanding [2]	3.5 M
Stock Price [6]	$11.11

[1] Includes restricted cash and $5.0M net receivable from brokers.
[2] Pro forma as of 06/30/2025.
[3] Gross book value of real estate.
[4] Excluding operating leases.
[5] Based on liquidation preference of $10.00 per share.
[6] As of 10/10/2025.

Select Valuation Metrics

Book Value ("BV") [7]	$49.3 M
Market Capitalization [6]	$38.9 M
Preferred Stock [2] [5]	$26.9 M
Cash less Debt ("Net Cash") [2]	($13.4) M
Enterprise Value (a) [8]	$52.4 M
Preferred Stock [2] [5]	($26.9) M
Investments [2]	($12.3) M
Real Estate [2] [3]	($10.0) M
Enterprise Value (b) [9]	$3.2 M

[7] Estimated book value of common equity as of YE2025 (i.e., net of preferred stock at liquidation preference) based on Bloomberg consensus estimates.
[8] Excluding operating leases.
[9] Excluding operating leases, investments, real estate, and STRRP.

Star Equity Holdings
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Star's M&A Opportunity and Team

Actively seeking both **public and private acquisition opportunities** to add to our already strong organic growth;
Star's team is equipped to handle all aspects of the investment life cycle from idea origination to deal close similar to a PE firm

Public Company Opportunity Set

- Over 4,000 public companies with less than $30M of EBITDA in the US [1]
  - Costs and complexities of being public keep rising
  - Star is a logical aggregator of select micro-caps, where public company and redundant overhead costs can be eliminated, creating value for shareholders

Private Company Opportunity Set

- Large subset of high-quality, privately owned small businesses with ownership seeking an exit
- Demographic trends such as the "Silver Tsunami" of baby boomer retirements suggest an increase in business ownership transitions
  - An est. 12 million baby boomers own private businesses in the U.S.; approx. 4 million have annual revenue of $5 - $100M [2]
  - ~45% of family-owned businesses lack a succession plan [3]

Since 2022, Star's M&A team has completed the following transactions:

1. 2023 sale of Digirad Health, Inc. to PE-owned TTG Imaging Solutions, LLC for $40M
2. Acquisition of three private companies:
   I. Big Lake Lumber ('23), Timber Technologies ('24), Alliance Drilling Tools ('25)
3. Investment in Servotronics, Inc. (NYSE: SVT), **generating ~340% return** after being sold to NYSE: TDG
4. Investment in Superior Drilling Tools (NYSE: SDPI), which was acquired by NASDAQ: DTI

Star's M&A Team includes:

1. STRR management (see slide 9)
2. Three financial / research analysts
3. In-house legal team

[1] Data from Bloomberg.
[2] According to Ballard Spahr LLP.
[3] According to the Kreischer Miller Family Business Survey.

Star Equity Holdings
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Star's M&A Strategy

Acquisition Criteria:

- Businesses with $10-$50M in revenue and >$2M in EBITDA
- Businesses with growth potential and strong local operating management teams
- Existing assets, earnings, and cash flows (no start-ups or venture capital-type situations)
- Open to publicly traded or privately held businesses
  - Small public companies that would be more valuable inside our holding company structure
- Either platform companies with possible future bolt-on acquisition targets or bolt-ons for existing Star operating businesses

Acquisition Objectives:

- Look for situations where acquisition target is more valuable inside Star
- Free-up operating management teams to maximize operations and pursue growth opportunities
- Improve operating and financial performance
- Improve access to capital and lower cost of capital
- Support bolt-on acquisition diligence and execution for operating companies
- Achieve cost synergies through reducing SG&A and/or public company costs
  - Share certain corporate functions to reduce corporate overhead

Preferred Industries Include:

Existing Star Verticals:

- Building Solutions / Housing / Building Materials
- Staffing / Business Services
- Energy Services

Potential New Verticals for Star:

- Transportation / Logistics
- Industrials / Manufacturing
- Materials
- NO start-ups or VC-type situations

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Differentiated Corporate Strategy and Structure

Similar to private equity, but with key distinctions allowing Star to:

1. Scale quickly and profitably through organic growth
2. Have flexible holding periods thanks to an open-ended investment time horizon
3. Have a long-term partnership approach rather than short-term transactional one
4. Pursue both private and public acquisition targets, sometimes through activism [1]
5. Be a logical aggregator of select microcaps that fit Star's acquisition criteria
6. Leverage a mix of cash, debt, and common & preferred stock to offer flexible deal structures to counterparties

Medium-term Goals (~5-year)

1. Outperform the Russell 2000 Index
2. Get added to the Russell 2000 Index

[1] Public activism efforts are not always in pursuit of acquisition.

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Led by Highly Experienced Management Team

Star's corporate team is responsible for:
- M&A
- Strategy & Vision
- Capital Allocation
- Capital Markets & Bank Relationships
- Management of the Investments Division
- Public Company Duties
- Compliance and Legal

Allowing operating management to focus on operations and growth opportunities



Jeffrey Eberwein
Chief Executive Officer

- Over 30 years of Wall Street experience
- Founder and CEO of Lone Star Value Management
- Former Portfolio Manager at Soros Fund Management and Viking Global Investors
- MBA from The Wharton School and a BBA from The University of Texas



Richard Coleman
Chief Operating Officer

- Over 30 years of executive leadership experience including as CEO of 2 other public companies
- Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member
- MBA from Golden Gate University and a BS in Management from the US Air Force Academy



Matt Diamond
Chief Accounting Officer

- Over 25 years of finance experience
- Served in variety of finance and control roles at PepsiCo from 2001 to 2018
- Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo
- Certified Public Accountant



Hannah Bible
Chief Legal Officer
Corporate Secretary

- Over 20 years of legal and accounting experience across a variety of industries
- Served on the board of several public companies
- Prior adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law
- LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University



Shawn Miles
Executive Vice President – Finance

- Over 9 years of M&A and investing experience
- Previously worked as a research analyst at Lone Star Value Management, responsible for securities analysis spanning a variety of sectors and investment strategies
- Master's degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University

9

Highly Experienced Board



- Over 30 years of investment management and portfolio management experience
- Co-CEO of Permit Capital Advisors, LLC
- Served as Founding Board Member of 100 Women in Finance
- Served on several public and private boards

Mimi Drake
Board Chair & Independent Director



- Over 30 years of Wall Street experience
- Founder and CEO of Lone Star Value Management
- Portfolio Manager at Soros Fund Management and Viking Global Investors
- Served as chairman of several public boards

Jeffrey Eberwein
Chief Executive Officer & Director



- Over 25 years of capital markets experience
- Private Investor
- Former Head of Structured Product Sales and Equity Derivative Sales – Americas at HSBC

Todd Fruhbeis
Independent Director



- Over 30 years of human capital management experience
- Former SVP & Chief HR Officer of LifeWay Christian Resources
- Former SVP – Human Resources of Verizon Communications, Inc.
- Served on several private boards

Connia Nelson
Independent Director



- Over 15 years of small-to-mid-size company banking experience
- Founder and CEO of JPalmer Collective
- Former CEO of eCapital Asset Based Lending

Jennifer Palmer
Independent Director



- Over 35 years of investment management and board experience
- Managing Member, COO & CFO at Tyro Capital Management, LLC
- Served on several public and private boards

Louis Parks
Independent Director



- Over 30 years of corporate strategy and governance experience
- Managing Partner of Yucatan Rock Ventures
- Served on several public boards

Robert Pearse
Independent Director

Star Equity Holdings

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Star's Current Business Divisions

Star Equity Holdings is a diversified holding company with four divisions [(1)]:

Building Solutions
KBS Builders Inc. | EdgeBuilder, Inc. Wall panels for the pro builder | Timber Technologies | Glenbrook Building Supply, Inc.
+ Future bolt-on acquisitions

Business Services
Hudson Talent Solutions
+ Future bolt-on acquisitions

Energy Services
Alliance Drilling Tools
+ Future bolt-on acquisitions

Investments
Star Equity Fund, LP | Real Estate Assets
Catalyst MedTech | Other Investments

Future Segments
To be established with the potential acquisition of new verticals

[(1)] *On August 22, 2025, the Company completed its previously announced acquisition of Star Operating Companies, Inc. ("Star Operating", formerly known as Star Equity Holdings, Inc.), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the "Merger Agreement"), by and among the Company, Star Operating and HSON Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the merger pursuant to the Merger Agreement (the "Merger"), Merger Sub merged with and into Star Operating, with Star Operating continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. Effective September 5, 2025, the Company changed (i) its name to Star Equity Holdings, Inc. and (ii) its trading symbol on Nasdaq to STRR and STRRP.*

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Business Divisions

Current businesses: opportunities, financial highlights, and future goals



Building Solutions Division *(slides 13 – 16)*



Business Services Division *(slides 17 – 21)*



Energy Services Division *(slides 22 – 23)*



Investment Division *(slides 24 – 26)*

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13 Timber Technologies (“TT”) Colfax, WI Designs and manufactures glue-laminated (“glulam”) timber columns, beams, and trusses KBS Builders (“KBS”) South Paris & Oxford, ME Designs and manufactures modular housing units for commercial and residential projects EdgeBuilder-Glenbrook (“EBGL”) Twin Cities Metro, MN Distributes building materials; Designs and manufactures wall panels for commercial and residential projects A strategic combination of Building Solutions businesses in the Midwest and Northeast USA 1) Wood-based 2) Factory-built instead of on-site construction 3) Products are renewable & sustainable 4) Secular growth trends Key Themes: Building Solutions: Overview 14 Building Solutions: Backlog Historical Backlog (USD in thousands) Q2 2024 (1) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Beginning Backlog (2) $ 14,806 $ 13,957 $ 19,567 $ 17,190 $ 27,913 (+) New Orders $ 12,635 $ 19,273 $ 14,718 $ 22,841 $ 18,223 (-) Recognized Revenue $ 13,483 $ 13,663 $ 17,095 $ 12,118 $ 20,398 Ending Backlog $ 13,957 $ 19,567 $ 17,190 $ 27,913 $ 25,739 (1) Includes impact of TT from date of acquisition on May 17, 2024. (2) Backlog defined as future revenue under contract. New Orders Have Increased Over the Last Year Leading to Significant Backlog Growth 15 $28.9 $48.0 $57.1 $45.8 $53.4 $65.0 $- $10 $20 $30 $40 $50 $60 $70 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Revenue ($ in millions) $4.0 $3.0 $12.7 $12.2 $11.3 $16.3 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $4.4 $3.1 $5.2 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Non-GAAP adj. EBITDA ($ in millions) (1) Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% FY 2023: 26.5% FY 2024: 21.1% FY 2025E: 25.1% (1) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slide 31. (2) 1H25 results annualized. (2) (2) (2) Building Solutions: Recent Financial Highlights 16 ✓ Increase KBS’s modular manufacturing capacity and output ✓ Explore opportunities to re-open idle Oxford, Maine plant ✓ Expand presence in each of KBS, EBGL, and TT’s markets by increasing output and adding new products and services Near-Term Financial Goals: Long-term Financial Goals by Company: Mid-teens annual revenue growth (exceeding 2019 - 2024 CAGR of 6.3%) High single-digit annual revenue growthHigh single-digit annual revenue growth (exceeding 2019 - 2024 CAGR of 8.0%) & Division-wide goal of 10%+ annual revenue growth with gross margins above 25% Building Solutions: Future Goals

17 MSP service with direct talent sourcing capabilities for efficient management. White-glove executive search service for Vice Presidents and above positions. Multiple COE Advisory solutions ranging from Talent Mapping, Talent Intelligence, EVP & Employer Brand, and Social Strategies. Comprehensive Digital strategy leveraging best in class solutions to achieve critical business outcomes. Hudson Talent Solutions, is a leading global total talent solutions provider, partners with talent acquisition, HR, and procurement leaders around the world to build diverse, high-impact teams, and drive business success Customized solutions from early careers to director-level positions across all industries. RPO MSP (Managed Search Provider) “Boutique” Executive Search Talent Advisory Tampa, Florida Color legend for the geological spread of the following hub locations: Edinburgh, United Kingdom Hyderabad, Trichy, Bangalore, India Shanghai, China Manila, Philippines Dubai, United Arab Emirates Digital 1000+ Sourcing and Recruitment Specialists 20+ Languages Supported 12+ Sector Expertise COEs 6 Global Talent Hubs 30K+ Hires annually supporting clients globally 30+ Countries Supported Business Services: Overview 18 POWERED BY FUSION: Modular RPO solution that adapts to any hiring challenge. AI-powered talent intelligence platform for clarity and precision. Speed & Flexibility Faster setup, smoother implementation, and the ability to scale as your needs evolve. Consistent Experience Branded, inclusive journeys that build trust with candidates and hiring managers alike. Smarter Decisions Real-time analytics and ai-powered insights that drive better outcomes and stronger candidate experiences. Control & Confidence Centralized tools and workflows that give you visibility and consistency across every hiring stage. Fast. Flexible. Future-Ready. Fusion is built to work with your systems, not replace them. The Fusion Advantage - transforming how you hire by delivering: HUDSON FUSION Future-Ready Digital Hiring Ecosystem Hudson Fusion is our connected digital ecosystem, built to make hiring smarter, faster, and more adaptable. It combines next-gen technology, Agentic AI, and human expertise into one seamless platform — designed to remove complexity, accelerate hiring, and deliver measurable impact. Business Services: Technology-Enabled Solutions 19 RPO New Business = $42.5M $11.4M in New Logo and $31.1M in renewals and expansions from our legacy clients Gross Profit = $71.2M Relatively stable over the past four quarters RPO Adjusted EBITDA & Margin Improved versus Q2 2024 as well as Q1 2025 Rolling 4 Quarters (1) New business represents estimated Gross Profit based on total contract value. (2) Adjusted EBITDA is a non-GAAP financial measure. Please reference the slides in the Appendix of this presentation for a reconciliation of this non-GAAP measure. (3) Adj. EBITDA margin is expressed as a percentage of Gross Profit. $- $5.0 $10.0 $15.0 $20.0 $25.0 FY24 Q2 FY24 Q3 FY24 Q4 FY25 Q1 FY25 Q2 New Business ($M) (1) New Logo Renewals & Exensions $10.4M $3.2M $3.5M $22.4M $13.4M pansions 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 TTM Gross Profit and RPO Adj. EBITDA Margin (2) (3) TTM Gross Profit Margin TTM Adj. EBITDA Margin Business Services: Operating Dashboard 20 ACG Japan Jul. 2025 Coit Group Oct. 2020 Karani Oct. 2021 Hunt & Badge Aug. 2022 Hudson Singapore Nov. 2023 Executive Solutions Mar. 2024 Striver Apr. 2024 CMRG Aug. 2025 Expanded into the tech sector Expanded into India and Philippines Further expansion in India Increased market presence in Southeast Asia Entered UAE market Solidified position in Middle East market Entered Japan market Expanded employer branding and talent engagement capabilities Business Services: Acquisition History

21 Interim Goal #1 Longer-Term Goal #2 $100 million $200 million $20 million $50 million Gross Profit Adj. EBITDA Hudson Talent Solutions Performance Goals: Can be achieved organically in the next few years Timeline could be accelerated significantly by partnering with a growth capital provider o At $200 million of gross profit, Hudson Talent Solutions could generate ~$50 million of adjusted EBITDA o An external growth capital investment could be a “win-win-win” for a future capital provider, the Hudson Talent Solutions management team, and Star shareholders Business Services: Future Goals 22 Alliance Drilling Tools (“ADT”) is a drilling equipment company engaged in the rental, sale, and repair of downhole tools Energy Services: Overview Sales, Service & Logistics (Casper, WY) ADT’s facilities are located in two key markets: Water Wells Mining Geothermal Oil & Gas Corporate HQ (Evanston, WY) Sales & Service (Vernal, UT) Rocky Mountain Region ~60% of 2024 Revenue Sales, Service, Repair & Rebuild (Midland, TX) Texas ~40% of 2024 Revenue ADT serves the following end-markets:• Unique business model providing mission-critical products and high-margin sales • Operates in highly specialized industry with high barriers to entry • Diversified revenue streams, client base, and geographic footprint 23 Revenue Breakdown Energy Services: Revenue Breakdown and Goals Rentals Sales Services Replacements 0% 10% 20% 30% 40% 50% 60% 70% 2023 2024 June 2025 YTD Revenue Streams (% of Total Revenue) (1) June 2025 TTM revenue breakdown. 73% 27% Oil & Gas Mining, Waterwells, and Geothermal Revenue by End-Market (1) Long-Term Financial Goals ✓ Strategic investments to meet rising demand for ADT’s services, expand its operational capacity, service more rigs, and unlock substantial revenue potential ✓ Seeking bolt-on acquisitions Near-Term Financial Goals Goal of scaling to $10M+ in Adj. EBITDA Division-wide High single-digit annual revenue growth 24 Private Investments • Star Equity Investment Holdings retains private company debt and minority equity interests • Makes strategic investments including potential acquisition targets or JV partners Investments: Overview Real Estate • Owns, manages, and finances real estate assets of operating companies • Negotiates standalone financing to optimize financial leverage and cost of capital • Executes sale-leaseback transactions on owned real estate when attractive to do so Public Investments • Star Equity Fund manages public equity portfolio • Focuses on impact investments to unlock latent value • Could use activist approach in certain situations • Makes strategic investments including potential acquisition targets or JV partners Estimated Value $10 - $12M (1) Estimated Value $10 - $15M (1) (2) Portfolio Value $2.0M (1) (1) As of 6/30/2025, and evaluated quarterly. (2) Lower end of valuation is book value as of 6/30/2025; higher end includes original (unimpaired) value of Catalyst Equity.

Investments: Real Estate Assets

Real Estate Assets Held Separately from OpCos to Facilitate Value Creation

Currently Owned - Portfolio Value	
5 Facilities	$10 - $12 Million [1]



Oxford, Maine
KBS Facility - Idle
90,000 sq ft

Colfax, Wisconsin
Timber Tech Facility
89,000 sq ft

Evanston, Wyoming
ADT Corporate HQ
21,400 sq ft

Vernal, Utah
ADT Sales & Service Facility
6,950 sq ft

Midland, Texas
ADT Sales, Service, & Repair Facility
5,000 sq ft

Leased - EBGL Facilities

Oakdale, Minnesota
10,800 sq ft

Hudson, Wisconsin
22,800 sq ft

Sold / Leased Back Facilities

Big Lake, Minnesota – Glenbrook Facility
22,300 sq ft (sold for $2.7M)

South Paris, Maine – KBS Facility
85,000 sq ft (sold for $5.6M)

Prescott, Wisconsin – EBGL Facility
34,200 sq ft (sold for $2.6M)

Sold

Waterford, Maine
61,900 sq ft facility (sold for $1.2M)

[1] Value estimated as of 6/30/2025.

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Investments: Portfolio & Future Goals

Public Investments Portfolio Value [1]	
SEF, LP Public Equities [2]	$2.0 Million

Private Investments Portfolio Value [1]	
Catalyst MedTech Note [3]	$8.6 Million
Catalyst MedTech Equity [3] [4]	$1.0 Million
MDOS Note	$0.7 Million
Total	**$10.3 Million**

[1] As of 6/30/2025, excludes investment in SVT.
[2] SEF, LP stands for Star Equity Fund, LP (website: starequityfund.com).
[3] Catalyst MedTech common equity and seller note relate to the sale of Digirad Health in May of 2023.
[4] Catalyst MedTech equity original book value was $6.0M.

Near-Term Financial Goals

- **Monetize real estate assets** to optimize financial leverage and cost of capital across operating divisions
- Make **strategic investments** in public equities undergoing or poised for change

Long-Term Financial Goals

- **Create value** across portfolio of public and private investments
- Pursue **additional sale-leasebacks** and other financings to unlock latent value of real estate assets

Star Equity Holdings
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Business Segment Operating Teams

Business Services



Jake Zabkowicz
Global CEO

HUDSON TALENT SOLUTIONS

11 years of extensive global leadership as well as operational and business development expertise in the talent acquisition industry

Energy Services



Ryan Thomas
President

ALLIANCE DRILLING TOOLS

Over 20 years of experience in management of drilling equipment supply for the oil and gas, geothermal, mining, and water-well industries

Building Solutions



Thatcher Butcher
President

KBS Builders Inc.

Over 20 years of experience with building and construction industry



Scott Jarchow
President

EdgeBuilder, Inc. Wall panels for the pro builder.
Glenbrook Building Supply, Inc.

Over 25 years of building and construction experience with positions in independent sales, sales management, business development, and general management



Tom Niska / Dale Schiferl
Co-Operators

TIMBER TECHNOLOGIES

Over 50 years of combined experience in the manufacturing of engineered wood products, Glulam beams and columns for agricultural, commercial, and residential applications.

Star Equity Holdings
27

Appendix

Case Studies
&
Supplementary Financial Information

Star Equity Holdings

28

Case Study: Healthcare Division*

Unlocking Significant Value for Shareholders

$63.2 million of value realized through portfolio optimization

Sept 2018	Oct 2018	Feb 2021	Mar 2021	May 2022	May 2023
Real Estate Sales	Telerhythmics Sale	MDOS Sale	DMS Sale	Reorganization	DHI Sale (1)
$1 Million	$2 Million	$1.4 Million	$18.8 Million	Margins ↑	$40 Million

Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions.

(1) DHI sold for $40 million despite STRR market cap being $10 million at the time

Star Equity Holdings

** Eliminated in mid-2023 following the sale of Digirad Health (Medical Devices Business Unit)*

29

Case Study – Servotronics Inc. ("SVT")

SVT: designer and manufacturer of precision control components for the aerospace, industrial, and defense markets

Prior SEF Involvement in 2021

- **Frustrated shareholders** due to
  - Poor financial performance
  - Poor corporate governance
  - Lack of communication from the board
- **SEF recognized SVT's strong business fundamentals**
  - Believed value could be unlocked by aligning leadership and shareholders' goals

SEF Invested in 2022 Pushed for Change

- **SEF campaign resulted in:**
  1. Termination of poison pill
  2. Resignation of several unqualified long-tenured directors
  3. Appointment of a new CEO, CFO, and two independent board members
  4. Divestiture a legacy segment, allowing focus on its higher-margin core ATG segment
  5. Initiation of an internal review to seek strategic alternatives

Outcome – 2025 Unlocked Significant Value

SVT acquired by TransDigm for $47/share

- 357% premium over the pre-announcement share price

Transaction Benefits

- SVT gained access to financial resources and customer relationships, accelerating growth
- TransDigm has a long history of integrating and scaling businesses like SVT

SEF owned approximately 6% of the common stock of SVT prior to TransDigm's acquisition

SEF realized ~340% return on its investment

Star Equity Holdings

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Other Publicly-Traded Holding Companies

Small Cap:	Ticker	Market Cap (1)	5 Year TSR (2)	Business Highlights
Elah Holdings Inc.	ELLH	12	-76%	• Co-sponsored by funds managed by 210 Capital and Goldman Sachs Asset Management; significant NOLs • Seek to acquire profitable businesses in the commercial & industrial markets
INNOVATE Corp	VATE	62	-80%	• Infrastructure, life sciences and broadcasting
BBX Capital Corp	BBXIA	67	11%	• Real estate development and logistics development • Chocolate and confectionary products
B. Riley Financial Inc.	RILY	173	-68%	• Financial services • Brand Licensing • Telecom, VOIP, and Technology services
Aimia Inc.	AIMFF	196	-26%	• Specialty chemicals • Synthetic rope and netting solutions
SWK Holdings Corp	SWKH	202	45%	• Financial services for life science companies, including royalty-related financing
Crawford United Corp	CRAWA	268	404%	• Aerospace manufacturing & metal, silicone, and hydraulic hoses • Air handling and energy efficient solutions
Acacia Research Group	ACTG	329	3%	• Technology, energy, and industrial/manufacturing sectors • Holds significant legacy IP assets
Boston Omaha Corp(3)	BOC	439	-20%	• Broadband, Insurance, outdoor advertising services, and asset management
Compass Diversified Holdings	CODI	638	-42%	• Consumer goods manufacturing and industrial manufacturing
Steel Partners Holdings LP(3),(4)	SPLP	813	695%	• Diversified industrial manufacturing & oil drilling and production services • Financial services, logistics, and youth sports
Peer Group Average			77%	
iShares Russell 2000 ETF	IWM		60%	

(1) Based on data as of 10/13/25 - $ in millions. (2) With dividends reinvested in security. (3) Incentive fees paid to management teams. (4) SPLP is a publicly-traded partnership as opposed to a C-corp structure.

Star Equity Holdings

31

Reconciliation of Non-GAAP Financials

Reconciliation of Building Solutions Adjusted EBITDA

In 000s	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	6M 2025
Net Income (Loss)	(2,883)	(7,488)	2,875	2,517	(1,578)	222
Provision for income taxes	40	-	(88)	(288)	-	-
Interest expense, net	910	509	416	84	504	345
Depreciation and amortization	2,172	1,931	1,974	2,070	3,338	1,978
Unrealized (gains) losses on derivatives	-	(664)	768	(123)	25	(20)
Losses (gains) on sale of assets	-	-	-	-	18	-
Bargain purchase gain	-	-	-	(345)	-	-
Write off of leases and intangibles	-	393	-	240	(105)	-
Goodwill impairment	436	3,359	-	-	-	-
Stock-based compensation expense	-	6	21	32	39	22
Non-recurring severance and professional fees	-	-	-	-	-	36
Financing costs	68	449	355	142	24	26
SBA PPP Loan forgiveness	-	(1,220)	-	-	-	-
Purchase accounting adjustments/acquisition expenses				65	786	15
Building Solutions Adjusted EBITDA	743	(2,725)	6,321	4,394	3,051	2,624
				FY 2025E Adj. EBITDA (1H25 Annualized)		5,248

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

2. We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures.

Star Equity Holdings

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Reconciliation of Non-GAAP Financials

Reconciliation of HSON RPO Adjusted EBITDA Margin In 000s	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
HSON Adjusted Net Revenue	24,199	22,164	21,764	22,583	19,370	16,550	16,330	17,615	18,603	17,604	16,398	18,635
HSON Net Income (Loss)	955	62	354	578	533	733	(2,898)	(441)	(846)	(585)	(1,756)	(688)
Provision for income taxes	340	674	(139)	857	430	(778)	(88)	253	298	837	32	345
Interest income, net	(23)	(55)	(64)	(130)	(90)	(88)	(93)	(94)	(93)	(80)	(71)	(54)
Depreciation and amortization	356	361	348	354	374	391	397	287	358	319	283	245
Non-operating expense (income)	(16)	(82)	(133)	50	404	(1,134)	39	95	184	(297)	71	186
Stock-based compensation expense	545	532	473	383	131	482	378	187	481	234	386	243
Non-recurring severance and professional fees	235	326	196	445	109	461	723	458	457	433	387	1,039
Compensation expense related to acquisitions	620	620	113	112	113	-	-	-	-	-	-	-
Less: Corporate	956	745	1,140	997	837	730	1,007	910	864	648	894	882
HSON RPO Adjusted EBITDA	3,968	3,183	2,288	3,646	2,841	797	(535)	1,655	1,703	1,509	226	2,198
TTM HSON Adjusted Net Revenue					85,881	80,267	74,833	69,865	69,098	70,152	70,220	71,240
TTM HSON RPO Adjusted EBITDA					11,958	9,572	6,749	4,758	3,620	4,332	5,093	5,636
TTM HSON RPO Adjusted EBITDA Margin					13.92%	11.93%	9.02%	6.81%	5.24%	6.18%	7.25%	7.91%

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

2. We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures.

Star Equity Holdings
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